FORM 8–K  —  CURRENT REPORT

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2005

TEKNOWLEDGE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-14793	94-2760916
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Embarcadero Road, Palo Alto, California 94303

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (650) 424-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 2, 2005, Teknowledge Corporation (the “Company”) received notice from The Nasdaq Stock Market (“Nasdaq”) that the Company’s request for continued listing on the Nasdaq SmallCap Market was denied. If an appeal is not filed on or before 4 p.m. Eastern Time on June 9, 2005, the Company’s securities will be delisted on the morning of June 13, 2005. The Company intends to appeal and request a hearing, which will stay the delisting until the appeal is heard.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teknowledge Corporation
(Registrant)

Date: June 8, 2005	by: /s/ Dennis A. Bugbee
Dennis A. Bugbee, Vice President Finance, Chief Financial Officer